EXHIBIT 10.5

                                 PROMISSORY NOTE


$440,000                                               Date: February 2, 2001


     FOR VALUE RECEIVED, the undersigned hereby promises to pay to MURRAY FOX ("Fox"), or order, at 112 Main Street, Webster, Mass 01570, or at such other address as the holder may specify in writing, the principal sum of FOUR HUNDRED AND FORTY THOUSAND AND 00/100 DOLLARS ($440,000) plus interest in the manner and upon the terms and conditions set forth below.

     1. Rate of Interest

     This Promissory Note ("Note") shall bear interest at a per annum rate equal to eight (8%) on the unpaid balance. Interest charged on this Note shall be computed on the basis of a three hundred sixty (360) day year and charged for actual days elapsed.

     2. Schedule of Payments

     Principal and interest under this Note shall be due and payable according to the following schedule: (a) interest shall be due and payable as set forth below commencing February 2, 2001, and continuing thereafter until this Note has been paid in full; (b) installments of principal to be paid as follows:

     $125,000 plus interest due and payable on the unpaid balance on the earlier of, (i) February 2, 2001 or (ii) the date a Certificate of Merger is filed with the State of Delaware by the undersigned.

     $50,000 plus interest due and payable on the unpaid balance on the earlier of, (i) March 15, 2001 or (ii) 45 days after the date on which a Certificate of Merger is filed with the State of Delaware by the undersigned.

     $50,000 plus interest due and payable on the earlier of, (i) June 15, 2001 or (ii) 90 days after a Certificate of Merger is filed with the State of Delaware by the undersigned.

     Thereafter twelve (12) payments each of interest and principal in the amount of Eighteen Thousand seven hundred and three Dollars ($18,703), shall be due and payable on the first (1st) day of each month commencing July 1, 2001, and continuing thereafter until this Note is paid in full; (c ) the outstanding principal balance of this Note, together with all accrued and unpaid interest thereon, shall be due and payable in full on June 1, 2002.

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     3. Prepayment

     This Note may be prepaid, in whole or in part, at any time without penalty. Partial prepayments of principal shall be applied to scheduled payments of principal in the inverse order of their maturity.

     4. Holder's Right of Acceleration

     Upon the occurrence of an Event of Default under the Agreement (as defined below), including, but not limited to, the failure to pay any installment of principal or interest hereunder when due, the holder of this Note may, at its election and without notice to the undersigned, declare the entire balance hereof immediately due and payable.

     5. Additional Rights of Holder

     If any installment of principal or interest hereunder is not paid when due, the holder shall have the following rights in addition to the rights set forth herein, in the Agreement, and under law:

     (a) the right to compound interest by adding the unpaid interest to principal, with such amount thereafter bearing interest at the rate provided in this Note; and

     (b) if any installment is more than ten (10) days past due, the right to collect a charge equal to the greater of Fifteen Dollars ($15) or five percent (5.0%) of the late payment for each month in which it is late. This charge is a result of a reasonable endeavor by the undersigned and the holder to estimate the holder's added costs and damages resulting from the undersigned's failure to make timely payments under Note; hence the undersigned agrees that the charge shall be presumed to be the amount of damage sustained by the holder since it is extremely difficult to determine the actual amount necessary to reimburse the holder for damages.

     6. Right of Set off

     The undersigned shall have the right of set off against the obligations set forth in this Note as provided in Section 1.6 of the Asset Purchase Agreement ("Agreement") entered into between the Holder and the Undersigned in February 2, 2001. A copy of the Agreement is attached as Exhibit "A".

     7. General Provisions

     (a) If this Note is not paid when due, the undersigned further promises to pay all costs of collection, foreclosure fees, and reasonable attorney's fees incurred by the holder, whether or not suit is filed hereon.

     (b) The undersigned hereby consents to any and all renewals, replacements, and/or extensions of time for payment of this Note before, at, or after maturity.

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     (c)  The  undersigned  hereby  consents  to  the  acceptance,  release,  or substitution of security for this Note.

     (d) Presentment for payment, notice of dishonor, protest, and notice of protest are hereby expressly waived.

     (e) Any waiver of any rights under this Note, the Agreement, or under any other agreement, instrument, or paper signed by the undersigned is neither valid nor effective unless made in writing and signed by the holder of this Note.

     (f) No delay or omission on the part of the holder of this Note in exercising any right shall operate as a waiver thereof or of any other right.

     (g) A waiver by the holder of this Note upon any one occasion shall not be construed as a bar or waiver of any right or remedy on any future occasion.

     (h) Should any one or more of the provisions of this Note be determined illegal or unenforceable, all other provisions shall nevertheless remain effective.

     (i) This Note cannot be changed, modified, amended, or terminated orally and any modifications or amendments thereto must be in writing signed by all the parties hereto.

     8. Choice of Law and Venue

     THE VALIDITY OF THIS NOTE, THE AGREEMENT OR ANY MATTER OR PROCEEDING RELATING HERETO OR THERETO, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW JERSEY, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS NOTE OR THE AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF MIDDLESEX, STATE OF NEW JERSEY.

     IN WITNESS WHEREOF, this Note has been executed and delivered on the date first set forth above.

                                             By: Digi Link Technologies, Inc.

                                             Its:/s/: Peter Jegou
                                             --------------------
                                                      Peter Jegou, President


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